BRIDGEWAY FUNDS, INC.

Blue Chip Fund (BRLIX)

Supplement dated May 17, 2022
to the Prospectus and Statement of Additional Information dated October 31, 2021

At a meeting of the Board of Directors (the “Board”) of Bridgeway Funds, Inc. (“Bridgeway Funds”) held on May 12, 2022 (the “Meeting”), the Board unanimously approved an Agreement and Plan of Reorganization (the “Plan”), providing for the reorganization of the Blue Chip Fund (the “BC Fund”) that would consist of: (i) the transfer of all of the property, assets and goodwill of the BC Fund for shares of the EA Bridgeway Blue Chip ETF (the “BC ETF”), a newly-organized series of the EA Series Trust, and (ii) the distribution of the BC ETF shares to BC Fund shareholders in complete liquidation of the BC Fund (when completed, the “Reorganization”). The Board determined that the Plan and Reorganization would be in the best interests of the BC Fund and its shareholders. The effect of the Plan and Reorganization will be that the BC Fund’s shareholders would become shareholders of the BC ETF. The BC ETF will be managed in a substantially similar manner as the BC Fund, and the BC ETF’s investment objective, principal investment strategies, and portfolio management team will be the same as that of the BC Fund.

The Plan will require the approval of the shareholders of the BC Fund. A special meeting of the shareholders of the BC Fund is being called for that purpose. Shareholders of the BC Fund will receive proxy solicitation materials providing them with information about the BC ETF, the Plan, the Reorganization, and potential benefits to BC Fund shareholders.  If approved by shareholders of the BC Fund, the Reorganization is expected to take effect during the fourth quarter of 2022 (or such other time as permitted by the Plan). It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain except as indicated in the next sentence.  If the Reorganization is approved by BC Fund shareholders, any fractional shares held by shareholders will be redeemed, and the BC Fund will distribute the redemption proceeds to those shareholders, which may be a taxable event and such shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.  Share purchases of the BC Fund may no longer be permitted approximately one week prior to the Reorganization. Investors should check the Bridgeway Funds’ website (bridgewayfunds.com) for further information.

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